UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 29, 2010


                              CREENERGY CORPORATION
                             -----------------------
             (Exact name of registrant as specified in its charter)


             Nevada                  333-133347             98-0479983
----------------------------    -------------------   ------------------------
(State or other jurisdiction     (Commission File     (IRS Employer Identifi
      of incorporation)                Number)              -cation Number)


               2020 Sherwood Park, Suite 57113, AB, Canada T8A 3H9
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (780) 668-7422
                                ----------------
               Registrant's telephone number, including area code

                             Online Originals, Inc.
                             ----------------------
         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPATURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective October 29, 2010, David Calahasen resigned as Director, President and Chief Executive Officer of CREEnergy Corporation (the Company). In addition, on October 29, 2010 Shari Sookarookoff has been re-appointed President and Chief Executive Officer of the Company. Ms. Sookarookoff has been serving as a director of the Company since September 12, 2008.

SHARI SOOKAROOKOFF, age 33

Ms. Shari Sookarookoff has served as the President and Chief Executive Officer of the Company from September 12, 2008, to August 18, 2010.

Ms. Sookarookoff will oversee the design, creation and maintenance of the Company's website and will perform any other operational and administrative duties as necessary.

From 1994 through 2002, Ms. Sookarookoff was employed by Alberta Forest Products Shippers Association, a freight broker located in Edmonton, Alberta, Canada that is dedicated to facilitate the freight requirements of numerous lumber mills in the Province of Alberta, Canada. In June 1999, she was promoted to traffic coordinator.

From July 2002 to present, Ms. Sookarookoff has worked with Spruce Land Millworks (located in Spruce Grove, Alberta, Canada) as a manager of the shipping department. Applying her skills and knowledge of the truck brokerage industry.

Ms. Sookarookoff is not an officer or director of any other reporting company that files annual, quarterly or periodic reports with the U.S. Securities and Exchange Commission.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 - Changes In Control of Registrant

As a result of Mr. Callahassen's resignation, he has agreed to return 120,000,000 shares of the Company's restricted common stock held by him to the Company. Such shares represented approximately 55.55% of the issued and outstanding common stock at the time. The Board of Directors of the Company is canceling such shares. After the cancelation, the Company will have 96,000,000 shares of common stock issued and outstanding.

Ms. Sookarookoff owns 75,000,000 shares of the Company's restricted common stock. After the cancellation of the 120,000,000 shares held by Mr. Callahassen, she will own approximately 78.12% of the issued and outstanding common stock of the Company. Mr. Sookarookoff will have majority voting control of the Company, as a result.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                             CREENERGY Corporation


                                             By: /s/ Shari Sookarookoff
                                                 -------------------------------
                                                 Shari Sookarookoff, CEO


                                                 Date: October 29, 2010